SECURITIES AND EXCHANGE COMMISSION

                         Washington,  D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 31, 1996


                      Commission File No.  001-12392

                         NATIONAL DATA CORPORATION
                         -------------------------
            (Exact name of registrant as specified in charter)

        DELAWARE                                           58-0977458
    ----------------                                   ------------------
    (State or other jurisdiction of                    (I.R.S.  Employer
     incorporation or organization)                     Identification No.)

     National Data Plaza, Atlanta, Georgia           30329-2010
     -------------------------------------           ----------
     (Address of principal executive office          (Zip Code)

     Registrant's telephone number, including area code 404-728-2000
                                                        ------------

                                   NONE
          ------------------------------------------------------
          (Former name, former address and former fiscal year, if
                         changed since last year)

Item 2.  Acquisition or Disposition of Assets
         ------------------------------------

On December 31, 1996, the Company acquired the capital stock of Health Communication Services, Inc. ("HCS"). The stock was purchased from Consolidated Healthcare, Inc., a subsidiary of Blue Cross and Blue Shield of Virginia, pursuant to a Stock Purchase Agreement ("Agreement") dated as of December 5, 1996. The purchase price paid for the HCS shares was $77,000,000 (subject to a final purchase price adjustment pursuant to
Article 2.3 of the Agreement), funded from the Company's cash and cash equivalents. The net assets acquired consisted of tangible personal property, leased personal and real property, working capital, customer contracts, assembled work force and the goodwill of the business.

The acquisition of Health Communication Services, Inc. will be accounted for using the purchase method of accounting. The Company is in the process of receiving an independent appraisal of the value of the assets acquired.

HCS provides electronic data interchange ("EDI") services including electronic claims processing, remittance advice and funds transfers, and eligibility and benefit verification processing between health care participants, including hospitals, physicians, and health care payors.

Item 7.  Financial Statements and Exhibits
         ---------------------------------

The following financial statements, pro forma financial information and exhibits are filed as part of this report.

     (a)  Financial Statements of the Business Acquired.

          Not applicable.

     (b)  Pro Forma Financial Information.

          Not applicable.

     (c)  Exhibit.

        Exhibit No.      Description
                         2     Stock  Purchase Agreement dated December  5,
                         1996     (Pursuant   to   the   regulations   (the
                         "Regulations") under the Securities  and  Exchange
                         Act  of  1934,  as  amended,  the  Registrant  has
                         omitted  all schedules and similar attachments  to
                         the  Stock  Purchase  Agreement.   The  Registrant
                         agrees   to  furnish  upon  the  request  of   the
                         Commission and in accordance with the Regulations,
                         copies   of   all  such  schedules   and   similar
                         attachments.)

                                Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   NATIONAL DATA CORPORATION
                                        (Registrant)


Date:   January 14, 1997                By:  /s/ M.P. Stevenson, Jr.
     -------------------                ----------------------------------

M.P. Stevenson, Jr.
                                        Interim Chief Financial Officer